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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 28, 2009
                                                          ---------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      1-31565                06-1377322
---------------------------------  ----------------------    -------------------
(State or other jurisdiction       Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items 3.02    Unregistered Sales of Equity Securities
              ---------------------------------------

         On August 28, 2009, New York Community Bancorp, Inc. (the "Company") completed the settlement of its offer (the "Exchange Offer") to exchange shares of its common stock for each validly tendered and accepted share of its Bifurcated Option Note Unit SecuritiESSM (the "BONUSES units") which are comprised of (i) a trust preferred security ("Trust Preferred Security") issued by New York Community Capital Trust V, having a liquidation preference of $50.00 and a distribution rate of 6% per annum on the stated liquidation preference; and (ii) a warrant to purchase 2.4953 shares of the Company's common stock at any time prior to May 7, 2051, the exercise price of which is currently $50.00.


         The Exchange Offer expired at 11:59 p.m., New York City time, on Tuesday, August 25, 2009. In aggregate, the Company issued 4,756,475 shares of common stock in exchange for 1,393,063 BONUSES units, which represented 25.3% of the outstanding BONUSES units at the expiration date. The Company paid $313,439.18 for accrued distributions on the Trust Preferred Securities. Upon settlement of the Exchange Offer, 4,105,481 BONUSES units remain outstanding.


    The issuance of Common Stock in connection with the Exchange Offer was made by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) of such Act, on the basis that the Exchange Offer constituted an exchange with existing holders of the Company's securities and no commission or other remuneration was paid or given directly or indirectly to any party for soliciting such exchange.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 1, 2009           NEW YORK COMMUNITY BANCORP, INC.


                                   /s/ Ilene A. Angarola
                                   --------------------------------
                                   Ilene A. Angarola
                                   Executive Vice President
                                   and Director, Investor Relations